POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-19-09	/s/ James T. Morris James T. Morris

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-19-09	/s/ Khanh T. Tran Khanh T. Tran

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-19-09	/s/ Sharon A. Cheever Sharon A. Cheever

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-18-09	/s/ Audrey L. Milfs Audrey L. Milfs

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-19-09	/s/ Michael A. Bell Michael A. Bell

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-19-09	/s/ Edward R. Byrd Edward R. Byrd

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-20-09	/s/ Denis P. Kalscheur Denis P. Kalscheur

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Sharon A. Cheever, Charlene A. Grant, Brandon J. Cage and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life Insurance Company (811-05563): 033-21754, 033-57908, 333-118913, 333-14005, 333-106969, 333-102902, 333-65458, 333-150092, 333-152224, 333-153027, 333-153022, 333-60461, 333-61135, 333-01713 and 333-20355.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated: 3-19-09	/s/ Brian D. Klemens Brian D. Klemens